CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Contingencies Disclosure [Text Block]
20.          CONTINGENCIES

(1)
On December 23, 2011, the Company received two subpoenas from the Securities and Exchange Commission. The subpoenas require the Company to provide certain documents to the SEC and a representative of Wowjoint to testify before the SEC. As stated in the SEC correspondence accompanying the subpoenas, the investigation and subpoenas should not be construed as an indication that violations of laws have occurred. A representative of Wowjoint, together with Wowjoint’s attorney at Ellenoff Grossman & Schole LLP, subsequently testified before the SEC from June 27-29, 2012. In connection with the subpoenas, the Company has provided additional company information to the SEC. The investigation is a non-public fact finding inquiry. It is not possible at this time to predict the outcome of the SEC investigation, including whether or when any proceedings might be initiated, when these matters may be resolved or what, if any, penalties or other remedies may be imposed. Wowjoint is committed to cooperating with the SEC. The investigation may require considerable legal expense and management’s time and attention. Moreover, if the SEC were to initiate an enforcement proceeding against the Company or its officers or both, an enforcement proceeding could subject the Company or its management to injunctions, fines, and other penalties or sanctions or result in private civil actions, loss of key personnel, or other adverse consequences.

(2)
Eden, one of the Company’s customers, claimed that the Company supplied poor quality products to four projects in Korea in 2011, in which Eden did the design work and sub-contracted manufacturing to the Company. The Company previously issued four performance bonds to Eden amounting to a total of Euro 552,000 via ICBC Beijing (1 bond for each project in the amount of Euro 138,000). In December 2012 Eden made the claims under these four performance bonds and ICBC Beijing paid accordingly. The Company strongly disagreed with Eden on the claims and  is currently appealing and seeking to recover Euro 552,000 through arbitration in Italy.

In addition, in January 2013 Eden made the same claims under quality bonds in the total amount of Euro 500,000 which the Company had issued via ICBC Beijing in connection with the aforementioned four projects in Korea.  The Company strongly disagreed with Eden on the claims. Therefore, the Company engaged local Chinese lawyers and applied to court in Beijing to stop ICBC from paying to Eden. The Beijing court had issued a stop payment order to ICBC Beijing. The Company is now in a lawsuit with Eden, which may take up to one year for the court to issue a final ruling. The Company was required to put up a cash deposit in RMB equivalent of Euro 500,000 with the Beijing court.  However the cash deposit will be replaced around May 2013 by a collateral backed by an apartment, which is owned by one of the Company’s senior employees, As a result, the cash deposit will be released back to the Company no later than the end of June 2013. Since such kind of lawsuit is not common in PRC, the Company’s attorney cannot give any assurance on the outcome.

(3)
The Company has previously paid RMB 900,000 annually to rent the approximately 160,000 square feet production and office facility in Beijing for 3 years. Since the Company had built a new manufacturing facility in Zhenjiang, the Company decided discontinue the Beijing lease at the end of its term in January 2013. The landlord of the said property had filed a lawsuit against the Company.  The Landlord claimed that the Company has damaged the floors and walls during the rental period and sought pecuniary compensation of RMB 2 million.  At present, the case is still pending in Beijing court and the court will likely issue a ruling by the end of 2013.